UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2007

BENIHANA INC.
(Exact name of registrant as specified in its character)

DELAWARE	0-26396	65-0538630
State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

8685 Northwest 53rd Terrace, Miami, Florida	33166
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 305-593-0770

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Loan Agreement

On March 15, 2007, Benihana Inc. (the “Company”), all of the Company’s subsidiaries (the “Subsidiaries”) and Wachovia Bank, National Association (the “Bank”) entered into a Credit Agreement (the “Agreement”) providing for a five-year revolving loan of up to a maximum of $75,000,000. The Agreement replaces a prior loan agreement between the parties, dated December 3, 2002, which provided for borrowings of up to a maximum of $31,000,000.

The Agreement contains customary financial covenants, including a requirement that the leverage ratio of the Company be less than or equal to 3.50:1.00 on a rolling four fiscal quarter basis. The leverage ratio is the ratio of Consolidated Adjusted Debt to Consolidated EBITDAR (as each term is defined in the Agreement). Loans under the Agreement bear interest at a variable rate, based on the Company’s leverage ratio.

The Agreement contains customary representations, warranties and covenants and is guaranteed by the Company and each of the Subsidiaries. The loan is secured by a Security Agreement and a Pledge Agreement, each dated March 15, 2007, among the Company, the Subsidiaries and the Bank, pursuant to which the Company and the Subsidiaries granted to the Bank a first-priority security interest in all of the Company’s assets. The Company intends to use the proceeds from loans under the Agreement to finance its restaurant construction and related costs, to refinance certain existing debt and to provide for working capital and general corporate requirements.

This description of the Agreement, the Security Agreement and the Pledge Agreement are qualified in their entirety by reference to the Agreement filed herewith as Exhibit 10.1, Security Agreement filed herewith as Exhibit 10.3 and the Pledge Agreement filed herewith as Exhibit 10.4.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As described under Item 1.01 above, on March 15, 2007, the Company entered into the Agreement providing for a revolving loan. Upon the occurrence of certain events, including, but not limited to, failure to make certain required payments under the Agreement or failure to perform certain covenants under the Agreement, the Bank may take certain remedial actions, including, but not limited to, terminate its loan commitment under the Agreement and declare all of the Company’s unpaid principal, unpaid interest and all other indebtedness obligations to the Bank immediately due. The terms of payment and the other material terms of the Agreement are described under Item 1.01 above and incorporated herein by reference. This description of the Agreement is qualified in its entirety by reference to the Agreement filed herewith as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Exhibit

10.1	Credit Agreement, dated March 15, 2007, by and among Benihana Inc., all subsidiaries of Benihana Inc. and Wachovia Bank, National Association

10.2	Promissory Note dated March 15, 2007 by Benihana Inc. in favor of Wachovia Bank, National Association

10.3	Security Agreement, dated March 15, 2007, by and among Benihana Inc., all subsidiaries of Benihana Inc. and Wachovia Bank, National Association

10.4	Pledge Agreement, dated March 15, 2007, by and among Benihana Inc., all subsidiaries of Benihana Inc. and Wachovia Bank, National Association

99.1	Press Release of Benihana Inc. dated March 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BENIHANA INC.

Dated: March 16, 2007	By: /s/ Joel A. Schwartz
Joel A. Schwartz
President

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Credit Agreement, dated March 15, 2007, by and among Benihana Inc., all subsidiaries of Benihana Inc. and Wachovia Bank, National Association

10.2	Promissory Note dated March 15, 2007 by Benihana Inc. in favor of Wachovia Bank, National Association

10.3	Security Agreement, dated March 15, 2007, by and among Benihana Inc., all subsidiaries of Benihana Inc. and Wachovia Bank, National Association

10.4	Pledge Agreement, dated March 15, 2007, by and among Benihana Inc., all subsidiaries of Benihana Inc. and Wachovia Bank, National Association

99.1	Press Release of Benihana Inc. dated March 16, 2007.

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